UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

[¶40.501} Information Required in Information Statement

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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40|86 SERIES TRUST
(Name of Registrant as Specified In Its Charter)

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40|86 SERIES TRUST

Equity Portfolio
Balanced Portfolio

11825 N. Pennsylvania Street
Carmel, Indiana 46032

____________________________

INFORMATION STATEMENT
____________________________

February __, 2007

This document is an Information Statement for shareholders of the Equity Portfolio and the Balanced Portfolio (each a “Portfolio” and collectively, the “Portfolios”), each a series of 40|86 Series Trust (the “Trust”). 40|86 Advisors, Inc. (the “Investment Adviser”) serves as the investment adviser to the Portfolios and is located at 535 N. College Drive, Carmel, Indiana 46032. The Portfolios’ principal underwriter is Conseco Equity Sales, Inc., whose principal office is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032. Conseco Services, LLC serves as the administrator to the Portfolios. U.S. Bancorp Fund Services, LLC serves as the sub-administration and accounting agent to the Portfolios and is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. This Information Statement will be mailed on or about February 9, 2007 to the shareholders of record of each Portfolio as of January 31, 2007 (the “Record Date”).

On February 6, 2002, the Trust and the Investment Adviser received an exemptive order from the U.S. Securities and Exchange Commission to permit the Investment Adviser and the Trust’s Board of Trustees (the “Board”), to select and replace sub-advisers for the Portfolios and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Investment Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval.

The purpose of this Information Statement is to provide you with information regarding new sub-advisory agreements approved by the Board on behalf of each Portfolio, due to a corporate restructuring transaction that has resulted in a change of control of each Portfolio’s sub-adviser, Chicago Equity Partners, LLC (“CEP”). The agreements and parties are substantially identical to those terminated by the transaction. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Equity Portfolio. Due to a transaction that resulted in a change of control of CEP, sub-adviser to the Equity Portfolio, the sub-advisory agreement between 40|86 Advisors, Inc. and CEP was terminated. The Board approved a new sub-advisory agreement dated December 22, 2006, between the Investment Adviser and CEP. The transaction involved CEP and Affiliated Managers, Inc. (“AMG”) whereby AMG purchased a controlling interest in CEP.

Balanced Portfolio. Due to a transaction that resulted in a change of control of CEP, sub-adviser to the equity portion of the Balanced Portfolio, the sub-advisory agreement between the Investment Adviser and CEP was terminated. The transaction involved CEP and AMG whereby AMG purchased a controlling interest in CEP. The Board approved a new sub-advisory agreement dated December 22, 2006, between the Investment Adviser and CEP.

The Portfolios will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s most recent semi-annual or annual report to shareholders, free of charge, by writing to the Trust at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

As of the Record Date, following are the shares of each Portfolio that were issued and outstanding:

Portfolio	No. of Shares
Equity Portfolio	TBA
Balanced Portfolio	TBA

Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Portfolios as of the Record Date. To the best of the knowledge of the Investment Adviser, the executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Portfolios as of the Record Date.

APPOINTMENT OF CEP AS SUB-ADVISER TO THE EQUITY PORTFOLIO

Appointment. CEP has been responsible for managing the assets of the Equity Portfolio since December 31, 2000. CEP was formerly independently owned by a broad group of CEP’s key professionals within the organization. On December 31, 2006, CEP completed a transaction with Affiliated Managers, Inc. (“AMG”), whereby AMG, a U.S. based asset management company, purchased a controlling interest in CEP. The remaining interests in CEP are largely held by a broad group of CEP’s key professionals within the organization. As a result, the advisory business of CEP has undergone a change of control making necessary approval of a new agreement.

At the December 7, 2006 meeting, the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Disinterested Trustees”), considered the reappointment of CEP as sub-adviser to the Equity Portfolio, as proposed by the Investment Adviser. The Board reviewed information provided by CEP in connection with its consideration of the appointment, as well as the proposed CEP sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the Equity Portfolio would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services provided by CEP as a sub-adviser to the Equity Portfolio, which did not result in an increase in management fees for the Equity Portfolio.

The Board noted that the CEP sub-advisory agreement is substantially identical to the Equity Portfolio’s former sub-advisory agreement with CEP. The Board also noted that there are no changes to the investment personnel or to the services provided to the Equity Portfolio as a result of the corporate restructuring. The Board also considered the favorable past performance history of the investment management team at CEP in managing the assets of the Equity Portfolio. More information about CEP can be found in Appendix C.

Comparison of Management Fees. The fees payable to CEP under the CEP sub-advisory agreement are identical to the fees under the former sub-advisory agreement. Furthermore, the management fee paid by the Equity Portfolio to the Investment Adviser will be the same as the current management fee. For the fiscal year ended December 31, 2006, the management fee paid by the Equity Portfolio to the Investment Adviser was 0.592% of its average daily net assets after expense waivers and/or reimbursements

Comparison of the Former and CEP Sub-Advisory Agreements. The former sub-advisory agreement and CEP sub-advisory agreement are substantially identical. The description of the CEP sub-advisory agreement, which appears below, also accurately describes the former sub-advisory agreement. In addition, the description of the CEP sub-advisory agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix B. THERE WILL BE NO CHANGE IN THE NATURE OR QUALITY OF THE ADVISORY SERVICES PROVIDED TO THE PORTFOLIO, AND THERE WILL BE NO CHANGE IN THE PORTFOLIO’S MANAGEMENT FEE.

The Board initially approved the former sub-advisory agreement on November 28, 2000 and the agreement became effective on December 1, 2000. Portfolio shareholders approved the former sub-advisory agreement on March 29, 2001 at a Special Meeting of Shareholders.

The new CEP sub-advisory agreement became effective on December 22, 2006, and will continue in effect for two years from its effective date. Thereafter, if not terminated, the CEP sub-advisory agreement shall continue automatically for successive periods of twelve months only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Equity Portfolio, and also, in either event, if approved by a majority of the Disinterested Trustees.

Under the CEP sub-advisory agreement, CEP will manage the assets of the Equity Portfolio that are allocated to it by the Investment Adviser. CEP has discretion pursuant to the CEP sub-advisory agreement to purchase and sell securities for its designated segment of Equity Portfolio assets in accordance with the Equity Portfolio’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although CEP is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The CEP sub-advisory agreement discloses that CEP, may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide CEP with research, analysis, advice or similar services. The CEP sub-advisory agreement also provides that CEP will (1) maintain all books and records required to be maintained by it pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Portfolio by CEP, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as quarterly reports, setting forth the Equity Portfolio’s performance with respect to investments on its behalf made by CEP and make available to the Board and the Investment Adviser any economic, statistical and investment services that CEP normally makes available to its institutional customers.

The CEP sub-advisory agreement does not protect CEP against liability to the Equity Portfolio or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by CEP in its obligations and duties under the CEP sub-advisory agreement. The CEP sub-advisory agreement terminates automatically with respect to the Portfolio upon its assignment or upon the termination of the Portfolio’s investment advisory agreement with the Investment Adviser. The CEP sub-advisory agreement also may be terminated without penalty at any time by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to CEP. The CEP sub-advisory agreement may also be terminated, without penalty, by the Investment Adviser: (i) upon 120 days’ written notice to CEP; (ii) upon material breach by CEP of any of the representations, warranties and agreements contained in the CEP sub-advisory agreement; and (iii) immediately if, in the reasonable judgment of the Investment Adviser, CEP becomes unable to discharge its duties and obligations under the CEP sub-advisory agreement, including circumstances such as financial insolvency of CEP or other circumstances that could adversely affect the Portfolio. CEP may terminate the CEP sub-advisory agreement at any time, without penalty, on 120 days’ written notice to the Investment Adviser.

Portfolio Transactions. For the fiscal year ended December 31, 2006, the Equity Portfolio did not execute transactions through broker-dealers affiliated with the Equity Portfolio’s sub-advisers directing the transactions.

APPOINTMENT OF CEP AS SUB-ADVISER TO THE EQUITY PORTION OF THE BALANCED PORTFOLIO

Appointment. CEP has been responsible for managing the equity assets of the Balanced Portfolio since December 1, 2000. CEP formerly was independently owned by a broad group of CEP’s key professionals within the organization. On December 31, 2006, CEP completed a transaction with AMG, whereby AMG, a U.S. based asset management company, purchased a controlling interest in CEP. The remaining interests in CEP are largely held by a broad group of CEP’s key professionals within the organization. As a result, the advisory business of CEP has undergone a change of control making necessary approval of a new agreement.

At the December 7, 2006 meeting, the Board, including a majority of the Disinterested Trustees, considered the reappointment of CEP as sub-adviser to the equity portion of the Balanced Portfolio, as proposed by the Investment Adviser. The Board reviewed information provided by CEP in connection with its consideration of the appointment, as well as the proposed CEP sub-advisory agreement. The Board reviewed the services proposed and analyzed the factors they deemed relevant, noting that the nature, quality and scope of the services to be provided to the equity portion of the Balanced Portfolio would not change as a result of the corporate restructuring. The Board also considered the proposed compensation for services provided by CEP as a sub-adviser to the equity portion of the Balanced Portfolio, which did not result in an increase in management fees for the Balanced Portfolio.

The Board noted that the CEP sub-advisory agreement is substantially identical to the Balanced Portfolio’s former sub-advisory agreement with CEP. The Board also noted that there are no changes to the investment personnel or to the services provided to the Balanced Portfolio as a result of the corporate restructuring. The Board also considered the favorable past performance history of the investment management team at CEP in managing the equity assets of the Balanced Portfolio. More information about CEP can be found in Appendix C.

Comparison of Management Fees. The fees payable to CEP under the CEP sub-advisory agreement are identical to the fees under the former sub-advisory agreement. Furthermore, the management fee paid by the Balanced Portfolio to the Investment Adviser will be the same as the current management fee. For the fiscal year ended December 31, 2006, the management fee paid by the Balanced Portfolio to the Investment Adviser was 0.554% of its average daily net assets after expense waivers and/or reimbursements.

Comparison of the Former and New Sub-Advisory Agreements. The former sub-advisory agreement and CEP sub-advisory agreement are substantially identical. The description of the CEP sub-advisory agreement, which appears below, also accurately describes the former sub-advisory agreement. In addition, the description of the CEP sub-advisory agreement is qualified in its entirety by the form of the agreement itself, which is included in Appendix B. THERE WILL BE NO CHANGE IN THE NATURE OR QUALITY OF THE ADVISORY SERVICES PROVIDED TO THE PORTFOLIO, AND THERE WILL BE NO CHANGE IN THE PORTFOLIO’S MANAGEMENT FEE.

The Board initially approved the former sub-advisory agreement on November 28, 2000 and the agreement became effective on December 1, 2000. Portfolio shareholders approved the former sub-advisory agreement on March 29, 2001 at a Special Meeting of Shareholders.

The new CEP sub-advisory agreement became effective on December 22, 2006, and will continue in effect for two years from its effective date. Thereafter, if not terminated, the CEP sub-advisory agreement shall continue automatically for successive periods of twelve months only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Balanced Portfolio, and also, in either event, if approved by a majority of the Disinterested Trustees.

    Under the CEP sub-advisory agreement, CEP will manage the equity assets of the Balanced Portfolio that are allocated to it by the Investment Adviser. CEP has discretion pursuant to the CEP sub-advisory agreement to purchase and sell securities for its designated segment of Balanced Portfolio assets in accordance with the Balanced Portfolio’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Investment Adviser. Although CEP is subject to the overall supervision of the Board and officers of the Trust and by the Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The CEP sub-advisory agreement discloses that CEP, may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide CEP with research, analysis, advice or similar services. The CEP sub-advisory agreement also provides that CEP will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions effected on behalf of the Portfolio by CEP, and will furnish the Board and the Investment Adviser with such periodic and special reports as the Board or the Investment Adviser may reasonably request; and (2) provide the Board or the Investment Adviser with certain economic and investment analyses and reports, as well as quarterly reports, setting forth the Balanced Portfolio’s performance with respect to investments on its behalf made by CEP and make available to the Board and the Investment Adviser any economic, statistical and investment services that CEP normally makes available to its institutional customers.

The CEP sub-advisory agreement does not protect CEP against liability to the Balanced Portfolio or its shareholders to which it might otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by CEP in its obligations and duties under the CEP sub-advisory agreement. The CEP sub-advisory agreement terminates automatically with respect to the Portfolio upon its assignment or upon the termination of the Portfolio’s investment advisory agreement with the Investment Adviser. The CEP sub-advisory agreement also may be terminated without penalty at any time by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to CEP. The CEP sub-advisory agreement may also be terminated, without penalty, by the Investment Adviser: (i) upon 120 days’ written notice to CEP; (ii) upon material breach by CEP of any of the representations, warranties and agreements contained in the CEP sub-advisory agreement; and (iii) immediately if, in the reasonable judgment of the Investment Adviser, CEP becomes unable to discharge its duties and obligations under the CEP sub-advisory agreement, including circumstances such as financial insolvency of CEP or other circumstances that could adversely affect the Portfolio. CEP may terminate the CEP sub-advisory agreement at any time, without penalty, on 120 days’ written notice to the Investment Adviser.

Portfolio Transactions. For the fiscal year ended December 31, 2006, the Balanced Portfolio did not execute transactions through broker-dealers affiliated with the Balanced Portfolio’s sub-advisers directing the transactions.

By Order of the Board of Trustees,

Audrey L. Kurzawa
February __, 2007	President and Trustee

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned (rounded to the nearest whole percentage) as of January 31, 2007
Equity Portfolio	Jefferson National Life Insurance Company 9920 Corporate Campus Drive, Suite 1000 Louisville, Kentucky 40223	TBA
Balanced Portfolio	Jefferson National Life Insurance Company 9920 Corporate Campus Drive, Suite 1000 Louisville, Kentucky 40223	TBA

APPENDIX B

SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED
SUB-ADVISORY CONTRACT

Agreement made as of December 22, 2006 (“Contract”) between 40|86 Advisors, Inc. (“40|86”), and Chicago Equity Partners, LLC, a Delaware limited liability company (“Sub-Adviser”).

RECITALS

(1)
40|86 has entered into an Investment Management Agreement, dated March 1, 2006 (“Management Agreement”), with 40|86 Series Trust (“Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to all the series of the Trust;

(2)
40|86 wishes to retain the Sub-Adviser to furnish certain investment advisory and portfolio management services to 40|86 and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a “Fund”); and

(3)	The Sub-Adviser is willing to furnish such services;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, 40|86 and the Sub-Adviser agree as follows:
1.
Appointment. 40|86 hereby appoints the Sub-Adviser as an investment sub-adviser with respect to each Fund for the period and on the terms set forth in this Contract. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Duties as Sub-Adviser.
(a)
Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and review by 40|86, and any written guidelines adopted by the Board or 40|86, the Sub-Adviser will provide a continuous investment program for all or a designated portion of the assets (“Segment”) of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Sub-Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Sub-Adviser understands that each Fund’s assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Sub-Adviser will provide services under this Contract in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s currently effective registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”).

(b)
The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Sub-Adviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to 40|86 or the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Sub-Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Sub-Adviser or its affiliates. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner that the Sub-Adviser believes to be equitable over time to each account.

(c)
The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Sub-Adviser on behalf of each Fund or Segment, and will furnish the Board and 40|86 with such periodic and special reports as the Board or 40|86 reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust; provided, however, that Sub-Adviser may retain copies of such records.

(d)
At such times as shall be reasonably requested by the Board or 40|86, the Sub-Adviser will provide the Board and 40|86 with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment, including an affirmative statement with respect to compliance, employees gained or lost, accounts gained or lost and any litigation or change of structure during the quarter, and make available to the Board and 40|86 any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional customers; provided, however, that Sub-Adviser shall not be responsible for portfolio accounting or generating reports derived from portfolio accounting information.

(e)
The Sub-Adviser shall not be responsible for pricing portfolio securities. The Trust’s Administrator or Sub-Administrator shall price portfolio securities. However, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser shall use its reasonable efforts to assist 40|86 in determining a fair value or valuation methodology for portfolio securities for which market quotations are not readily available.

3.
Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will seek to act in conformity with the Trust’s Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and 40|86; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, Subchapter M of the Internal Revenue Code (“Code”), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. 40|86 agrees to provide to the Sub-Adviser copies of the Trust’s Declaration of Trust, By-Laws, Registration Statement, certified board resolutions approving the Management Agreement and this contract, written instructions and directions of the Board and 40|86, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Sub-Adviser in writing any broker-dealers that are affiliated with 40|86 (other than 40|86 itself).

4.
Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, a Fund or 40|86. 40|86 shall bear all costs of obtaining shareholder approval of this Contract, if required by law.

5.	Compensation.
(a)
For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Contract, 40|86, not each Fund, will pay to the Sub-Adviser a sub-advisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The sub-advisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and 40|86 will provide the Sub-Adviser with a schedule showing the manner in which the fee was computed. If the Sub-Adviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Sub-Adviser’s Segment.

(b)	The fee shall be accrued daily and payable monthly to the Sub-Adviser on or before the last business day of the next succeeding calendar month.

(c)
If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

6.	Limitation of Liability.
(a)
The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by 40|86 in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Manager shall hold harmless and indemnify Sub-Adviser, its affiliates, directors, officers, shareholders, employees or agents for any loss not resulting from Sub-Adviser’s gross negligence, bad faith, or willful misfeasance on its part in the performance of its duties or from its reckless disregard of its obligations and duties under this Contract. Section 6 shall survive the termination of this Contract.

(b)
In no event will the Sub-Adviser have any responsibilities for any portion of a Fund’s investments not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

In particular, in the event the Sub-Adviser shall manage only a portion of a Fund’s investments, the Sub-Adviser shall have no responsibility for the Fund’s being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Sub-Adviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate “regulated investment company” under the Code.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
7.	Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:
(a)
The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify 40|86 of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)
The Sub-Adviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide 40|86 and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Sub-Adviser shall certify to 40|86 that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon reasonable prior written request of 40|86, the Sub-Adviser shall permit 40|86, its employees or its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser’s code of ethics.

(c)
The Sub-Adviser will notify 40|86 of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Sub-Adviser, in each case prior to, or promptly after, such change.

(d)
The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, 40|86 or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of 40|86.

8.
Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Sub-Adviser, who may also be on the Board of Trustees of the Trust (“Trustee”), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.	Duration and Termination.
(a)
This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund’s outstanding voting securities, unless 40|86 has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund’s outstanding voting securities.

(b)
Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(c)
Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Sub-Adviser. This Contract may also be terminated, without the payment of any penalty, by 40|86: (i) upon 120 days' written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of 40|86, the Sub-Adviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect a Fund. The Sub-Adviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to 40|86. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement, as it relates to each Fund.

10.
Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Sub-Adviser render services under this Agreement, it shall so notify the Sub-Adviser in writing. If the Sub-Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

11.
Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund’s outstanding voting securities, if required by law.

12.
Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

13.
Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

14.
Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser or 40|86 upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to 40|86 will be sent to the attention of Eric R. Johnson, President and Chief Executive Officer, with a copy thereof to Jeffrey M. Stautz, Vice President and General Counsel, 40|86 Advisors, Inc., 535 N. College Drive, Carmel, Indiana, 46032. All notices provided to the Sub-Adviser will be sent to the attention of the Chief Compliance Officer.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:	40|86 ADVISORS, INC. 535 N. College Drive Carmel, Indiana 46032
By: /s/ Jeffrey M. Stautz Name: Jeffrey M. Stautz Title: Secretary	By: /s/ Eric R. Johnson Name: Eric R. Johnson Title: President

Attest:	CHICAGO EQUITY PARTNERS, LLC
By: /s/ Peter C. Williams Name: Peter C. Williams Title: Chief Compliance Officer	By: /s/ Patrick C. Lynch Name: Patrick C. Lynch Title: President

40|86 SERIES TRUST

SUB-ADVISORY CONTRACT

AMENDED AND RESTATED
SCHEDULE A

The effective date of this Schedule is December 22, 2006. It shall remain in full force and effect until subsequently amended.

Series	Annual Fee
Equity Portfolio	30 basis points
The equity portion of Balanced Portfolio	30 basis points

APPENDIX C

MORE INFORMATION ABOUT CHICAGO EQUITY PARTNERS, LLC
(“CEP”)

The Chicago Equity Partners, LLC (“CEP”) principal business address is 180 N. LaSalle Street, Suite 3800, Chicago, Illinois, 60601. CEP is registered under the Investment Advisers Act of 1940, as amended and serves as an investment adviser for a variety of institutional clients, including corporations, public entities, Taft-Hartley plans, endowments and foundations. Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officer, directors, or general partners of CEP:

Name and Position with CEP	Other Company	Position With Other Company
James D. Miller Managing Director and Chairman	None	None
Patrick C. Lynch Managing Director, President and Managing Director of Client Service and Sales	None	None
Robert H. Kramer Managing Director, Senior Vice President and Co-manager of Research and Manager of Trading	None	None
David C. Coughenour Managing Director, Chief Investment Officer, Equity and Co-manager of Research	None	None
David R. Johnsen Managing Director, Senior Vice President, Equity and Co-manager of Research	None	None

Listed below is information regarding the controlling persons or entities of CEP. For this purpose, control has the same definition as found in the 1940 Act.

Controlling Person/Entity and Address	Basis of Control	Nature of Controlling Person/ Entity’s Business
Chicago Acquisition, LLC	Controlling member of Chicago Equity Partners, LLC	Limited Liability Company
Affiliated Managers Group, Inc.	100% direct owner of Chicago Acquisition, LLC	Asset management company

CEP also serves as investment adviser or sub-adviser to the following investment companies which have investment objectives similar to the Equity and Balanced Portfolios, at the fee rates set forth below. An asterisk (*) indicates any agreed upon waivers or reductions.

Fund	Approximate Net Assets as of December 31, 2006	Annual Investment Sub-Advisory Fee
Managers Mid-Cap Fund	$ 88,297,688	0.30%
Managers Balanced Fund	$ 22,603,093	0.30%